UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 5, 2006
Date of Report (Date of earliest event reported)
American Spectrum Realty, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-16785	52-2258674
(State or Other Jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
5850 San Felipe, Suite 450, Houston, Texas 77057
(Address of principal executive offices) (Zip Code)
(713) 706-6200
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Effective May 5, 2006, Lawrence E. Fielder retired from service as a Director of the Registrant. Mr. Fielder was not a nominee for re-election at the Registrant’s Annual Meeting of Stockholders, which was held May 5, 2006. Mr. Fielder had served as a Director since 2000.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.
None

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SPECTRUM REALTY, INC.
By:	/s/ William J. Carden
	Name:	William J. Carden
	Title:	Chairman of the Board, President and Chief Executive Officer

Date: May 9, 2006